Subsequent events	9 Months Ended
Sep. 30, 2026
Subsequent events [Abstract]
Subsequent events
Note 10 – Subsequent events
On November 6, 2026, the Board approved a dividend of $1.45 per common share related to the third quarter of 2026 to be paid on November 30, 2026, for shareholders of record as of November 23, 2026.

In the fourth quarter of 2026, the Company prepaid $59.1 million under the DHT Nokota Nordea Reducing Revolving Credit Facility and $26.5 million under the DHT Jaguar Nordea Reducing Credit Facility. The prepaid amounts remain available for re-borrowing under the terms of the respective facilities, which have not been cancelled.

In November 2026, the Company entered into an agreement with Hanwha Ocean Co., Ltd. for the construction of a VLCC. The vessel is scheduled for delivery in April 2029 and will be a sister vessel to the two VLCCs delivered to the Company in the first quarter of 2026, as well as the VLCC newbuilding scheduled for delivery in August 2028.